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                                                       Exhibit 10.2





January 10, 1996


Ronald G. Evens, M.D.
The Edward Mallinckrodt Institute of Radiology
516 South Kingshighway
St. Louis, MO 63110

Dear Dr. Evens:

A letter of agreement dated December 22 1986, and renewal letters dated November 29, 1989, February 19,1991, January 16, 1992, December 17, 1992,
January 7, 1994 and February 1, 1995, between you and Mallinckrodt Medical, Inc., set forth the general terms and conditions under which you agree to serve Mallinckrodt Medical, Inc., in a consulting capacity for the period beginning January 1, 1987, and ending December 31, 1995.

Mallinckrodt Medical, Inc., desires to retain your consulting services through the period beginning January 1, 1996, and ending December 31, 1996, under the same terms and conditions as set forth in said letter agreement dated December 22, 1986, and renewal letters dated November 29, 1989, and February 19, 1991.

If the foregoing meets with your understanding and approval, please execute this letter in duplicate at the place indicated below and return one of the signed duplicates to us thereby indicating your agreement to continue to serve Mallinckrodt Medical, Inc., as a consultant for the above-state period.

Very truly yours,                       ACCEPTED & AGREED TO:

MALLINCKRODT MEDICAL, INC.              RONALD G. EVENS, M.D.



By:    ROBERT G. MOUSSA                      ROBERT G. EVENS, M.D.
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       Robert G. Moussa                      Robert G. Evens, M.D.

Title:    President                Date:       January 12, 1996
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